SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: May 12, 2006

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-27487	88-0350156
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer ID Number)

1635 Rosecrans Street, Suite D, San Diego, California 92106
(Address of principal executive offices)

Registrant's telephone number, including area code: 858-488-7775

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a) On May 12, 2006, HJ Associates & Consultants, LLP resigned as independent auditors for the Company. The decision to accept the resignation from HJ Associates & Consultants, LLP and to seek new independent auditors was approved by the Company’s Board of Directors.

The audit reports of HJ Associates & Consultants, LLP on the Company's financial statements for the years ended December 31, 2004 and December 31, 2005 and the subsequent interim period to the date of resignation did not contain any adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope, or accounting principles, except that the opinion issued with respect to the Company's financial statements for the years ended December 31, 2004 and December 31, 2005 included a reference to substantial doubt that exists regarding the Company's ability to continue as a going concern.

With respect to the financial statements for the years ended December 31, 2004 and December 31, 2005, there were no disagreements with HJ Associates & Consultants, LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HJ Associates & Consultants, LLP, would have caused them to make reference thereto in their reports on the financial statements of the Company; and there were no reportable events or disagreements with HJ Associates & Consultants, LLP as described in Item 304(a)(1)(iv) of Regulation S-K.

The Company requested that HJ Associates & Consultants, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Item 4.01, and if not, stating the respects in which they do not agree. A copy of such letter, dated May 12, 2006, has been furnished by HJ Associates & Consultants, LLP and is filed as Exhibit 16 to this Current Report on Form 8-K.

(b) On May 12, 2006, the Company engaged E. Randall Gruber, CPA, PC to serve as the Company's independent auditor. Neither the Company nor anyone acting on its behalf consulted with E. Randall Gruber, CPA, PC regarding (i) either the application of any accounting principles to a specific completed or contemplated transaction of the Company, or the type of audit opinion that might be rendered by E. Randall Gruber, CPA, PC on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with HJ Associates & Consultants, LLP or a reportable event with respect to HJ Associates & Consultants, LLP.

ITEM 9.01 Financial Statements and Exhibits

 A) Financial Statements: N/A

B) Exhibits:

Exhibit No.	Document	Location
16	Letter, dated May 12, 2006, from HJ Associates & Consultants, LLP to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPORTS AND MEDIA GROUP, INC.

May 31, 2006 Date	/s/ Yan K. Skwara Yan K. Skwara President